CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Principal Executive Officer of Schroder Capital Funds (Delaware) (the "Trust"), with respect to the Trust's Form N-CSR for the year ended October 31, 2006 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         1. such report on Form N-CSR for the year ended October 31, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such report on Form N-CSR for the year ended October 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: January 2, 2007


                                             /s/ Mark A. Hemenetz
                                             ------------------------------
                                             Mark A. Hemenetz
                                             Principal Executive Officer
                                             Schroder Capital Funds (Delaware)